OPPENHEIMER REVENUE WEIGHTED ETF TRUST

OPPENHEIMER ADR REVENUE ETF

OPPENHEIMER GLOBAL GROWTH REVENUE ETF

Supplement dated February 15, 2017 to the

Prospectus and Statement of Additional Information, each dated October 28, 2016

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of the above referenced funds (the “Funds”), series of Oppenheimer Revenue Weighted ETF Trust, each dated October 28, 2016, and is in addition to any other supplement(s). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus and/or SAI.

Notice of Liquidation:

At a meeting held on February 15, 2017, the Board of Trustees of the Funds, upon the recommendation of the Funds’ investment adviser, VTL Associates, LLC, approved plans to liquidate the Funds (the “Liquidations”), such Liquidations to take place on or about March 16, 2017 (the “Liquidation Date”). Beginning on or about March 3, 2017, each Fund will only accept Creation Units on a limited basis. Effective as of the close of the New York Stock Exchange (the “Exchange”) on or about March 9, 2017, the Funds will no longer trade on the Exchange (the “Effective Date”). Each of the dates noted above is subject to change.

It is expected that immediately following the Effective Date, each Fund’s assets will be transitioned into cash. As soon as practicable in connection therewith, following the payment or provision for all liabilities of each Fund, including the payment of any dividends or capital gains distributions, each Fund shall distribute to its shareholders of record as of the close of business on the record date(s) one or more liquidating distributions, in each case proportional to each shareholder’s interest in the assets of the Fund as of the relevant record date. These liquidating distributions are expected to occur in cash or cash equivalents.

For federal income tax purposes, each liquidating distribution will generally be considered a taxable event. Shareholders should consult with their tax advisors for more information about the tax consequences of the Liquidations, including any federal, state, local, foreign or other tax consequences.

In order to provide for orderly liquidations, each Fund may deviate from its respective investment objective and strategies as the Liquidation Date approaches.

At any time prior to the Effective Date, shareholders may sell their shares of either or both of the Funds pursuant to the procedures set forth beginning on page 62 of the Prospectus under “Buying and Selling Shares,” and beginning on page 37 of the SAI under “Creation and Redemption of Creation Unit Aggregations,” as each may be supplemented.

Additionally, the Prospectus is revised as follows:

1.     The paragraph under each of the sections titled “Financial Intermediary Compensation” in the Prospectus is deleted in its entirety and replaced with the following:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

2.	The fifth paragraph of the section titled “The Investment Adviser” beginning on page 56 is deleted in its entirety and replaced with the following:

On October 25, 2016, the Board approved an amendment to the expense waiver agreement for certain Funds. Effective October 28, 2016, VTL has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) from exceeding 0.39% of average daily net assets for the Oppenheimer Large Cap Revenue ETF, Oppenheimer Mid Cap Revenue ETF, Oppenheimer Small Cap Revenue ETF and Oppenheimer Ultra Dividend Revenue ETF and 0.54% of average daily net assets for the Oppenheimer Global Growth Revenue ETF. Under this agreement, VTL retains the right to seek reimbursement from each Fund of fees previously waived or expenses previously reimbursed to the extent such fees were waived or expenses were reimbursed within three years of such reimbursement, provided such reimbursement does not cause the Fund to exceed any applicable fee waiver and expense reimbursement agreement that was in place at the time the fees were waived or expenses were reimbursed. The amount of any recoupment will not exceed any current expense cap or an expense cap that existed during the period for which expenses were recouped.

3.     The paragraph below is added to the section titled “Distributor” on page 61 of the Prospectus:

OFDI may make payments to broker-dealers and other financial intermediaries for services and expenses incurred in connection with the distribution, marketing and promotion of Fund shares, educational training programs, conferences, development of technology platforms and reporting systems, or making shares of the Funds available within platforms or to the sales force. These payments, which may be significant, will be made by OFDI, not from the assets of the Funds. Payments of the type described above are sometimes referred to as revenue-sharing or marketing payments. These payments may create conflicts of interest between the financial intermediary and its clients by incentivizing the financial intermediary to recommend the Funds. More information regarding these payments is contained in the Fund’s SAI.

Additionally, the SAI is revised as follows:

1.     The sixth paragraph of the section titled “Investment Adviser” beginning on page 28 is deleted in its entirety and replaced with the following:

On October 25, 2016 the Board approved an amendment to the expense waiver agreement for certain Funds. Effective October 28, 2016, VTL has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) from exceeding 0.39% of average daily net assets for the Oppenheimer Large Cap Revenue ETF, Oppenheimer Mid Cap Revenue ETF, Oppenheimer Small Cap Revenue ETF and Oppenheimer Ultra Dividend Revenue ETF and 0.54% of average daily net assets for the Oppenheimer Global Growth Revenue ETF through December 2, 2017. Under this agreement, VTL retains the right to seek reimbursement from each Fund of fees previously waived or expenses previously reimbursed to the extent such fees were waived or expenses were reimbursed within three years of such reimbursement, provided such reimbursement does not cause the Fund to exceed any applicable fee waiver and expense reimbursement agreement that was in place at the time the fees were waived or expenses were reimbursed.

2.     The paragraph below is added to the section titled “Distributor” on page 32 of the SAI:

The Distributor may make payments to broker-dealers and other financial intermediaries for services, and expenses incurred, in connection with the distribution, marketing and promotion of Fund shares. These payments will be made by the Distributor, and not from the resources of the Funds. Payments may be made to financial intermediaries that (1) provide access to financial intermediaries' platform or to their sales force; (2) develop new products that feature, market or otherwise promote the Funds; (3) allow customers to buy and sell Fund shares without paying a commission or other transaction charge; and/or (4) provide data and reporting relating to sales of the Funds. Payments of the type described above are sometimes referred to as revenue-sharing or marketing payments. These payments may create conflicts of interest between the financial intermediary and its clients by incentivizing the financial intermediary to recommend the Funds. Further, OFDI may make payments to certain financial intermediaries related to educational efforts regarding exchange-traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, as well as the development of technology platforms and reporting systems.

February 15, 2017	PS0000.159